Superclick, Inc.

Annual Meeting Of Shareholders

Fiscal Year Ended October 31, 2005

Presentation by CFO

September 15, 2006

Radisson Hotel Laval

Chicago Venture Capital

In August 2005, the Company completed a private placement of convertible debentures generating net proceeds of $2.035M (Gross-$2.25M) and issued
965,997 warrants.

The debentures bear interest of 9%, payable quarterly at the option of the
Company in cash or stock. The interest Rate adjusts to 12% at Maturity.

Acquisition of Hotel Net, LLC.

September 6, 2005, purchase 100% of the shares of Hotel Net LLC.

Note payable of $350,000 with a maturity date of January 1, 2006

Cash of $450,000

2,750,000 shares of its restricted common stock.

Earn-out if certain sales objectives were met - up to 2,000,000 additional shares of restricted common stock and $200,000 in cash could be issued.
This has not materialized and accordingly was not paid.

Major Activities - 2005

Superclick, Inc.

Consolidated Statement of Operations

2005

2004

Revenue

3,205,696

$

2,552,739

$

Net Sales

2,408,072

2,331,811

Services

797,624

220,928

Cost of Goods Sold

2,395,515

1,842,731

GP

810,181

710,008

GM

25.3%

27.8%

SG&A

2,768,795

1,770,420

Loss from operations

(1,958,614)

(1,060,412)

Debenture and other costs

(121,888)

2,112

EBT

(1,836,725)

(1,062,524)

Income taxes

-

83,129

Extraordinary item

(2,447,500)

-

Net Loss

(4,284,225)

$

(979,395)

$

Basic and fully diluted

Loss per share from operations

(0.074)

$

(0.049)

$

Loss per share before taxes and extraordinary item

(0.069)

$

(0.049)

$

Net loss per share

(0.162)

$

(0.045)

$

Weighted average common shares basic and diluted

26,430,822

21,702,313

Superclick, Inc.

Consolidated Financial Condition

Consolidated Balance Sheet as at Oct 31‘ 05

Current Assets

1,796,386

$

Capital Assets

312,215

Other Assets

36,534

Total Assets

2,145,135

$

Current Liabilities - Trade

1,049,310

$

Convertible Debenture, net

1,442,120

debenture Warrants

193,199

Note payable - HotelNet

350,000

Non-current liabilities

36,473

3,071,102

Shareholders' equity

(925,967)

2,145,135

$

Consolidated Statement of Cash Flows

Net Cash Used For Operating Activities

1,838,615

Net Cash Used For Investing Activities

180,361

Net Cash Provided By Financing Activities

2,009,537

Net increase in cash

(9,439)

F\X effect on cash

31,398

Cash, beginning

475,479

Cash, end

497,438

Superclick, Inc.

A Look At 2006

Annual Meeting Of Shareholders

Major Activities YTD 2006

Review of all costs to ensure they are necessary and appropriate for our level of business.

Focus on cash flow.

Operations team was strengthened

                  - Strengthened deployment partnerships

                  - Technical support staff

Support team in our call centre responded to a substantial increase in the number of hotel rooms supported. Approximately 85,000 to date

Superclick, Inc.

Consolidated Statement of Operations - 2006

Year-to-Date - 2006

2005

2004

9 months

9 months

2006

2005

Variance

Yr End

Yr End

Revenue

2,479,851

$

2,555,266

$

(75,415)

$

-3.0%

3,205,696

$

2,552,739

$

Net Sales

1,279,428

1,980,773

2,408,072

2,331,811

Services

1,200,423

574,493

625,930

$

109.0%

797,624

220,928

Cost of Goods Sold

1,360,040

1,462,673

(102,633)

-7.0%

2,395,515

1,842,731

GP

1,119,811

1,092,593

27,218

2.5%

810,181

710,008

GM

45.2%

42.8%

25.3%

27.8%

SG&A

1,820,655

2,160,610

(339,955)

-15.7%

2,768,795

1,770,420

Loss from operations

(700,844)

(1,068,017)

367,174

-34.4%

(1,958,614)

(1,060,412)

Debenture and other costs

1,021,358

-

-121,888

2,112

EBT

(1,722,201)

(1,068,017)

(654,184)

61.3%

(1,836,725)

(1,062,524)

Income taxes

-

-

-

83,129

Extraordinary item

-

-

(2,447,500)

-

Net Loss

(1,722,201)

$

(1,068,017)

$

(654,184)

61.3%

(4,284,225)

$

(979,395)

$

Basic and fully diluted

2006

2005

Loss per share from operations

($0.024)

($0.042)

Net loss per share

($0.060)

($0.042)

Weighted average shares - basic & diluted

28,913,839

25,213,880

Superclick, Inc.

Consolidated Financial Condition

Consolidated Statement of Cash Flows

Net Cash Used For Operating Activities

226,138

Net Cash Used For Investing Activities

14,606

Net Cash Provided By Financing Activities

(6,745)

Net increase in cash

(247,489)

F\X effect on cash

(9,520)

Cash, beginning

497,438

Cash, end

240,429

Consolidated Balance Sheet as at July '06

Current Assets

1,148,756

$

Capital Assets

262,185

Total Assets

1,410,941

$

Current Liabilities - Trade

736,387

$

Convertible Debenture, net

2,250,000

Deferred Revenue

442,103

debenture Warrants

45,738

Note payable - HotelNet

350,000

Non-current liabilities

32,665

3,856,893

Shareholders' equity

(2,445,952)

1,410,941

$

Superclick, Inc.

Thank You For Your
Continued Support

Annual Meeting Of Shareholders

Fiscal Year Ended October 31, 2005

Presentation by CFO

September 15, 2006

Radisson Hotel Laval